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                                                                    EXHIBIT 10.2



                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of July 1, 1998 by and among Roma Restaurant Holdings, Inc. (formerly known as Romacorp, Inc.), a Delaware corporation, (the "Company"), NPC Restaurant Holdings, Inc., a Delaware corporation ("Holdings"), and Sentinel Capital Partners, L.P., a Delaware limited partnership ("Sentinel"), Sentinel Capital Partners II, L.P. ("Sentinel"), Omega Partners, L.P. ("Omega"), Provident Financial Group, Inc. ("Provident") and Travelers Casualty and Surety Company ("Travelers I"), The Travelers Insurance Company ("Travelers II"), The Travelers Life and Annuity Company ("Travelers III") and The Phoenix Insurance Company (together with Travelers I, Travelers II, and Travelers III, the "Travelers Group", and Sentinel II, Omega, Provident and the Travelers Group shall be referred to as the "Investors"). Holdings and the Investors are collectively referred to as the "Stockholders" and individually as a "Stockholder." Capitalized terms used herein but not otherwise defined have the meaning set forth in Section 1.

                  WHEREAS, the Company, Sentinel and Holdings are parties to a Recapitalization Agreement dated as of April 24, 1998 (the "Recapitalization Agreement"), as amended, and certain rights and obligations under such agreement have been assigned (the "Assignment") to Sentinel II, Omega, Provident and the Travelers Group. In order to induce Sentinel and Holdings to enter into the Recapitalization Agreement and to induce Sentinel II, Omega, Provident and the Travelers Group to accept the Assignment, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition precedent to each of the Investors' and Holdings' obligations under the Recapitalization Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1. Definitions. As used herein, the following terms shall have the following meanings.

                  "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "Common Stock" means, collectively, the common stock of the Company, par value $0.01 per share, and any capital stock of the Company issued or issuable with respect thereto by way
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of a stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Registrable Securities" means (i) any shares of Common Stock acquired by, issued or issuable to, or otherwise owned by, any of the parties hereto prior to, on or following the date hereof, and (ii) any capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above in connection with a combination or split of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

                  "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Sentinel Registrable Securities" means the Registrable Securities originally issued to Sentinel, Sentinel II or their Affiliates pursuant to the Recapitalization Agreement or otherwise acquired by or issued to Sentinel, Sentinel II or their Affiliates on or after the date hereof.

                  "Transitional Financial and Accounting Services Agreement" means that Transitional Financial and Accounting Services Agreement by and among the Company and NPC Management, Inc., dated as of the date hereof.

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                  2. Demand Registrations.

                  (a) Requests for Registration. Subject to Section 2(b) and 2(c) below, at any time and from time to time, the holders of a majority of the Sentinel Registrable Securities may request registration, whether underwritten or otherwise, under the Securities Act of all or part of the Registrable Securities held by such holders, in each case on Form S-1 or any similar or successor long-form registration (collectively, "Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). All registrations requested pursuant to this
Section 2(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request for a Demand Registration, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

                  (b) Long-Form Registrations. The holders of a majority of the Sentinel Registrable Securities shall be entitled to request an unlimited number of Long-Form Registrations, in which the Company shall pay all Registration Expenses whether or not the related registration statements are filed or become effective.

                  (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(b), holders of Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses whether or not the related registration statements are filed or become effective. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

                  (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Sentinel Registrable Securities requested to be included in such registration. If a Demand Registration is an underwritten offering and the managing underwriter advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering (including price), the Company shall include in such registration (i) first, the number of Registrable Securities requested to be included

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in such registration which in the opinion of such underwriter(s) can be sold without adversely affecting the marketability and pricing of the offering, pro rata, if necessary, among the holders of Registrable Securities based on the number of shares of Registrable Securities held by each such holder and (ii) second, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of shares of such other securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense, must pay their share of the Registration Expenses as provided in Section 6 hereof.

                  (e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within three months after the effective date of a previous Demand Registration.

                  (f) Selection of Underwriters. In the case of a Demand Registration which is an underwritten offering, the holders of a majority of the Sentinel Registrable Securities requested to be included in such Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering.

                  (g) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any of its equity securities or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Sentinel Registrable Securities.

                  3. Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration, a registration on Form S-4 or S-8 or any similar or successor form or in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called "equity kicker")), and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration. The Company shall include in any such registration by it all Registrable Securities with respect to which it has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Notwithstanding the foregoing, in connection only with the initial registered public offering of the Company's securities which offering is an underwritten primary offering, no Registrable Securities shall be included in such registration without the prior written consent of the managing underwriter(s).

                  (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company.

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                  (c) Priority on Primary Registrations. Subject to paragraph
3(a), if a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability and pricing of the offering, the Company shall include in such registration (i) first, the securities that the Company proposes to sell, (ii) second, the number of Registrable Securities requested to be included in such registration and which, in the opinion of the managing underwriter(s), can be sold in such offering without adversely affecting the marketability of such offering, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities, if any, requested to be included in such registration not covered by clause (i) and (ii) above.

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (which registration was consented to pursuant to Section 2(g) above), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability and pricing of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the number of Registrable Securities requested to be included in such registration, and which, in the opinion of the managing underwriter(s), can be sold in such offering without adversely affecting the marketability and pricing of such offering, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and
(iii) third, other securities, if any, requested to be included in such registration not covered by clause (i) or (ii) above.

                  (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering shall be selected by the Company and shall be acceptable to the holders of a majority of the Sentinel Registrable Securities.

                  (f) Other Registrations. If (i) the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Forms S-4 or S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

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                  4. Holdback Agreements.

                  (a) Each holder of Registrable Securities hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any Demand Registration or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its respective equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or Piggyback Registration for Registrable Securities (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of Registrable Securities and each other holder of at least 5% (on a fully diluted basis) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such equity securities, purchased from the Company at any time after the date hereof (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such

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registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company, are then listed and, if not so listed, to be listed on the Nasdaq National Market ("Nasdaq Market") and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "National Market System security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable

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Securities being sold or the underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the first full calendar quarter of the Company, as applicable, after the effective date of the registration statement, which earning statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                  (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company, in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                  (n) obtain a "cold comfort" letter from the independent public accountants of the Company in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request.

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If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company, and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling Person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company, in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii) such holder shall furnish to the Company, an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

                  6. Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company, and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company, shall be borne by the Company, with respect to any registration, proposed or otherwise, of its securities.

                  (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

                  7. Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities and their respective partners, members, officers and directors, and each Person who controls each such holder (within the meaning of the Securities Act) and their respective partners, members, officers and directors, against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, partner, member, director, officer or controlling Person for any legal or other expenses reasonably incurred by such holder, director, officer or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same

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are caused by or contained in any information furnished in writing to the
Company by such holder expressly for use therein (other than financial, accounting and other information provided pursuant to the Transitional Financial and Accounting Agreement, unless and to the extent such losses, claims, damages, liabilities and expenses are caused by the gross negligence or wilful misconduct of NPC Management or its employees) or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company in connection with any registration of Registrable Securities, and its members, directors and officers and each Person who controls the Company (within the meaning of the Securities Act), as applicable, against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder (which information shall not include financial, accounting and other information provided pursuant to the Transitional Financial and Accounting Agreement, unless and to the extent such losses, claims, damages, liabilities and expenses are caused by the gross negligence or wilful misconduct of NPC Management or its employees); provided, that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in

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the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any partner, member, officer, director or controlling Person (within the meaning of the Securities Act) of such indemnified party and shall survive the transfer of securities. The Company, to the extent so liable, also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event that the Company's indemnification is unavailable for any reason.

                  8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

                  9. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

                  (b) file with the SEC, in a timely manner, all reports and other documents required under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

                  (c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request a written statement as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of its most recent annual or quarterly report; and such other reports and

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documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

                  10. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient. Such notices, demands and other communications shall be sent to the address indicated below:

                  To the Company:

                           Roma Restaurant Holdings, Inc.
                           c/o Romacorp, Inc.
                           9304 Forest Lane, Suite 200
                           Dallas, TX 75243
                           Attention: Robert Page
                           Facsimile: (214) 343-7725

                           With copies (which shall not constitute notice to the Company) to:

                           Sentinel Capital Partners, L.L.C.
                           777 Third Avenue, 32nd Floor
                           New York, NY  10017
                           Facsimile:  (212) 688-6513
                           Attention:  David S.  Lobel
                                John F. McCormack

                           and

                           Kirkland & Ellis
                           153 East 53rd Street
                           New York, New York  10022-4675
                           Facsimile:  (212) 446-4900
                           Attention:  Frederick Tanne, Esq.

                  To Sentinel or Sentinel II:

                           Sentinel Capital Partners, L.L.C.
                           777 Third Avenue, 32nd Floor
                           New York, NY  10017
                           Facsimile:  (212) 688-6513
                           Attention:  John F. McCormack

                           With a copy (which shall not constitute notice to Sentinel or Sentinel II, as the case may be) to:

                           Kirkland & Ellis
                           153 East 53rd Street
                           New York, New York  10022-4675
                           Facsimile:  (212) 446-4900
                           Attention:  Frederick Tanne, Esq.

                  To Omega:

                           Omega Partners, L.P.
                           One Palmer Square
                           Suite 425
                           Princeton, NJ  08542

                  To the Travelers Group:





                  To Holdings:

                           NPC Restaurant Holdings, Inc.
                           C/o: NPC International, Inc.
                           14400 College Blvd., Suite 201
                           Lenexa, KS 66215
                           Attention: Troy D. Cook
                           Facsimile: (913) 327-5849

                           With a copy (which shall not constitute notice to Holdings) to:

                           John A. Granda, Esq.
                           Stinson, Mag & Fizzell, P.C.
                           1201 Walnut Street, Suite 2800
                           Kansas City, MO 64106
                           Facsimile: (816) 691-3495

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

                  11. Miscellaneous.

                  (a) No Inconsistent Agreements. The Company shall not enter into any agreement which is inconsistent with or violates the rights granted to the holders of this Agreement.

                  (b) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of (i) the Company, (ii) the holders of a majority of the Sentinel Registrable Securities, and (iii) the holders of a majority of the Registrable Securities other than Sentinel Registrable Securities.

                  (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (H) GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                                       ROMA RESTAURANT HOLDINGS, INC.


                                       By:  /s/ Robert B. Page
                                          -------------------------------------
                                       Name:  Robert B. Page
                                       Title: President


                                       SENTINEL CAPITAL PARTNERS, L.P.

                                       By:      Sentinel Partners, L.P.
                                       Its:     General Partner

                                       By:      Sentinel Partners, Inc.
                                       Its:     General Partner


                                       By:  /s/ David S. Lobel
                                          -------------------------------------
                                       Name:  David S. Lobel
                                       Title: Secretary


                                       SENTINEL CAPITAL PARTNERS II, L.P.

                                       By       Sentinel Partners II, L.P.
                                       Its:     General Partner

                                       By:      Sentinel Partners II, Inc.
                                       Its:     General Partner


                                       By:  /s/ David S. Lobel
                                          -------------------------------------
                                       Name:  David S. Lobel
                                       Title: President & Secretary

                                       OMEGA PARTNERS, L.P.


                                       By:  /s/ Michael J. Myers
                                          -------------------------------------
                                       Name:    Michael J. Myers
                                       Title:   General Partner


                                       TRAVELERS CASUALTY AND SURETY COMPANY


                                       By:  /s/ Craig H. Farnsworth
                                          -------------------------------------
                                       Name:  CRAIG H. FARNSWORTH
                                       Title: 2nd Vice President


                                       THE TRAVELERS INSURANCE COMPANY


                                       By:  /s/ Craig H. Farnsworth
                                          -------------------------------------
                                       Name:  CRAIG H. FARNSWORTH
                                       Title: 2nd Vice President


                                       THE TRAVELERS LIFE AND ANNUITY COMPANY


                                       By:  /s/ Craig H. Farnsworth
                                          -------------------------------------
                                       Name:  CRAIG H. FARNSWORTH
                                       Title: 2nd Vice President


                                       THE PHOENIX INSURANCE COMPANY


                                       By:  /s/ Craig H. Farnsworth
                                          -------------------------------------
                                       Name:  CRAIG H. FARNSWORTH
                                       Title: 2nd Vice President

                                       NPC RESTAURANT HOLDINGS, INC.



                                       By:  /s/ Troy Cook
                                          -------------------------------------
                                       Name:
                                       Title:

                                       PROVIDENT FINANCIAL GROUP, INC.



                                       By:  /s/
                                          -------------------------------------
                                       Name:
                                       Title:

                                      -18-